UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2012

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A (this “Amended Filing”) of Harris Corporation (the “Company”) amends the Current Report on Form 8-K of the Company, originally filed with the Securities and Exchange Commission on July 25, 2012 (the “Initial Filing”), solely by correcting a typographical error in the Amendment to Letter Agreement, dated as of July 23, 2012, by and between the Company and Howard L. Lance (the “Amendment”), filed as Exhibit 10.1 to the Initial Filing, and in the summary description of the Amendment contained in the Initial Filing.  The date of the Letter Agreement between the Company and Mr. Lance that was amended by the Amendment was erroneously reflected as “October 8, 2012” and has been corrected to “October 8, 2011” in (1) the corrected Amendment filed as Exhibit 10.1 to this Amended Filing, which replaces and supersedes the Amendment filed as Exhibit 10.1 to the Initial Filing; and (2) the following summary description of the Amendment, which replaces and supersedes the summary description of the Amendment contained in the Initial Filing:

“(e) On July 23, 2012, Harris Corporation (the “Company”) entered into an Amendment to Letter Agreement (the “Amendment”) with Howard L. Lance that amends the Letter Agreement, dated October 8, 2011 (the “Letter Agreement”), between the Company and Mr. Lance. The Amendment amends the Letter Agreement by terminating early Mr. Lance’s service as a Special Advisor to the Company and the advisory fees payable by the Company to Mr. Lance for such service, in each case as of July 15, 2012 rather than through December 31, 2012.”

The summary description of the Amendment contained in this Amended Filing is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Amendment filed as Exhibit 10.1 to this Amended Filing and incorporated herein by reference.

Except as specifically described above, there are no changes or modifications to the Initial Filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Amendment to Letter Agreement, dated as of July 23, 2012, by and between Harris Corporation and Howard L. Lance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

July 26, 2012	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Letter Agreement, dated as of July 23, 2012, by and between Harris Corporation and Howard L. Lance.